Exhibit 10.6

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this "Agreement"), is made on February 26, 2007, among PALISADES MASTER FUND LP. (the “Assignor”), CORNELL CAPITAL PARTNERS, LP, (the “Assignee”), and PACIFIC GOLD CORPORATION (the “Company”).  All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Warrant.

WHEREAS, Assignor is the legal and beneficial owner of that certain Common Stock Purchase Warrant dated as of April 12, 2006 to purchase 4,500,000 shares of common stock of the Company (the “Warrant”) issued by the Company to the Assignor pursuant to the Securities Purchase Agreement dated April 12, 2006 (the “Securities Purchase Agreement”);

WHEREAS, Assignor desires to assign to Assignee and Assignee desires to accept from Assignor the Warrant on the basis of the representations, warranties and agreements contained in this Agreement, and upon the terms but subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.

Assignment.

(a)

For a purchase price equal to $1.00 (“Purchase Price”), the Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers the Warrant and all of its rights and benefits thereunder and conferred therein to the Assignee.  This assignment is made free and clear of any and all claims, liens, demands, restrictions or encumbrances of any kind whatsoever.

(b)

Upon execution of this Agreement, (i) the Assignor shall surrender the Warrant at the principal office of the Company or its designated agent, together with a written assignment of the Warrant in the form attached to the Warrant duly executed by the Assignor and funds sufficient to pay any transfer taxes payable upon making such transfer, (ii) the Assignee shall pay to the Assignor the Purchase Price, and (iii) the Company shall execute and deliver a new Warrant in the name of the Assignee and in the same denomination as the Warrant surrendered by the Assignor.

2.

Representations, Warranties, and Covenants of the Assignor.

(a)

Title to the Warrant.  Assignor is the lawful owner of the Warrant with good and marketable title thereto, and the Assignor has the absolute right to assign and deliver the Warrant and any and all rights and benefits incident to the ownership thereof (including, without limitation, any registration rights pertaining to the Warrant and the shares of Common Stock underlying such Warrant), all of which rights and benefits are assignable by the Assignor to the Assignor pursuant to this Agreement, free and clear of all the following (collectively called “Claims”) of any nature whatsoever: security interests, liens, pledges, claims (pending or threatened), charges, escrows, encumbrances, lock-up arrangements, options, rights of first offer or refusal, community property rights, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money.  The Assignment of the Warrant as contemplated herein will (i) pass good and marketable title to the Warrant to Assignor, free and clear of all Claims, and (ii) convey, free and clear of all Claims, any and all rights and benefits incident to the ownership of such Warrant.

(b)

Original Acquisition.  The Warrant was originally acquired, and fully paid for, by the Assignor on April 12, 2006 for its own account and not with a view to, or for sale in connection with, any distribution, resale or public offering of such Warrant or any part thereof in violation of the Securities Act.

(c)

Organization; Authority.  The Assignor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Assignor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignor.  This Agreement, when executed and delivered by the Assignor, will constitute a valid and legally binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(d)

No Conflicts; Advice.  Neither the execution and delivery of the this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Assignor is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignor is a party.  The Assignor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Warrant.

(e)

Employees and Affiliates.  Assignor is not, as of the date of this representation, and has not been for at least the last one hundred and twenty (120) days, an employee, officer, director or direct or indirect beneficial owner of more than ten percent (10%) of any class of equity security of the Company, or of any entity, directly or indirectly, controlling, controlled by or under common control with the Company, or otherwise been an “affiliate” as that term is used in Rule 144.  For purposes of this paragraph, the “Assignor” includes any Person that would be included with the Assignor for purposes of Rule 144(a)(2).

(f)

No Litigation.  There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Assignor, threatened against the Assignor which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

(g)

Consents.  No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated hereby.

(h)

Exercise of Warrant. The Assignor has not exercised the Warrant in whole or in part and represents and warrants that the Warrant is exercisable (subject to any limitations contained in the Warrant) for the full number of Warrant Shares set forth on the Warrant.

3.

Representations, Warranties, and Covenants of the Assignee.

(a)

Organization; Authority.  The Assignee is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Assignee of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignee.  This Agreement, when executed and delivered by the Assignee, will constitute a valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(b)

Investment Intent.  The Assignee is acquiring the Warrant for investment for its own account, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution, resale or public offering of such Warrant or any part thereof in violation of the Securities Act.  The Assignee does not presently have any contract, undertaking, agreement or arrangement with any entity, organization or individual (each a “Person”) to sell, transfer or grant participations to any person with respect to the Warrant (or the shares of Common Stock underlying such Warrant).

(c)

Investment Experience; Access to Information and Preexisting Relationship.  The Assignee (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Warrant, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as the Assignee has determined to be necessary in connection with the Assignment of the Warrant, including, without limitation, the Company’s Annual Report on Form 10-K (or substantially equivalent form) for its most recently completed fiscal year, the Company’s Quarterly Reports on Form 10-Q (or substantially equivalent form) for the fiscal quarters since the end of such completed fiscal year, and the Company’s Current Reports on Form 8-K (or substantially equivalent form) since the end of such completed fiscal year, each as amended.

(d)

Assignee Status.  At the time the Assignee was offered the Warrant, it was, and as of the date hereof it is, an “accredited investor” as that term is defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(e)

Restrictions on Transfer.  The Assignee understands that (a) the Warrant (including the shares of Common Stock underlying such Warrant) may be “restricted securities” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”), (b) the Warrant (including the shares of Common Stock underlying such Warrant) may not be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration provisions is available with respect to such transaction, and (c) the Warrant (including the shares of Common Stock underlying such Warrant) may, if not subject to an effective registration statement, bear a legend substantially as set forth below:

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(f)

General Solicitation.  The Assignee is not accepting such Assignment as a result of any advertisement, article, notice or other communication regarding the Warrant published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g)

The Assignee hereby acknowledges that the Warrant (and the shares of Common Stock underlying such Warrant) may only be disposed of in compliance with state and federal securities laws.  The Assignee further acknowledges that in connection with any transfer of the Warrant (or the shares of Common Stock underlying such Warrant) subsequent to the date hereof and other than pursuant to an effective registration statement, the Company and/or the Company’s transfer agent may require an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company and/or the Company’s transfer agent, as applicable.

4.

Representations, Warranties, and Covenants of the Company.

(h)

Transferability. The Warrant and all rights thereunder (including without limitation, any registration rights) are transferable, in whole or in part.

(i)

Consents.  The Company consents to the assignment of the Warrant from the Assignor to the Assignee pursuant to the terms of this Agreement.

(j)

The Warrant, as assigned pursuant to this Agreement, may be exercised by the Assignee for the purchase of Warrant Shares prior to, and irrespective or having a new Warrant issued.

(k)

The Company shall register the Warrant on its books and records, as assigned pursuant to this Agreement, in the name of the Assignee and may deem and treat the registered owner of the Warrant as the absolute owner for purposes of any exercise or any distribution to the Assignee and for all other purposes absent actual notice to the contrary.

(l)

The Company and its Board of Directors have approved the reduction of the Exercise Price of the Warrant effective as of the date hereof until the Termination Date to $0.18, subject to further adjustment pursuant to the terms of the Warrant.  The new Warrant to be issued to the Assignee pursuant to this Agreement shall reflect this reduction to the Exercise Price.

(m)

Original Acquisition.  The Company received the fully consideration for payment of the Warrant by the Assignor on April 12, 2006.

(n)

Registration.

The shares of common stock underlying the Warrant are subject to a Registration Rights Agreement dated April 12, 2006.  The Company will remove from registration the 4,500,000 shares underlying the Warrant which was registered in a registration statement filed with the SEC and previously declared effective.

5.

Certain Adjustments.  The warrant exercise adjustment provisions contained in Section 3(b) of the Warrant shall not be triggered upon the issuance to the Assignee of any shares of Common Stock or instruments convertible into Common Stock.

6.

Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE HUDSON COUNTY, IN THE STATE OF NEW JERSEY.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.

Amendments.  No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

8.

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

9.

Effective Date and Counterpart Signature.  This Agreement shall be effective as of the date first written above.  This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

ASSIGNOR

PALISADES MASTER FUND LP

By:__________________________________

Name:

Title:

ASSIGNEE

CORNELL CAPITAL PARTNERS, LP

By:  Yorkville Advisors, LLC

Its:   Investment Manager

By:_________________________________

Name:

Title:

COMPANY

PACIFIC GOLD CORPORATION

By:_________________________________

Name:

Title: